Newpark Resources Presentation

August 2013

NYSE: NR

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K for the year ended December 31, 2012, as well as others, could cause results to differ materially from those stated. These risk factors include, but are not limited to, our ability to execute our business strategy and make successful business acquisitions and capital investments, our customers' activity levels in exploration and drilling, operating hazards inherent in the oil and natural gas industry, particularly offshore, our international operations, the availability of raw materials and skilled personnel, our customer concentration and cyclical nature of our industry, our market competition, the cost and continued availability of borrowed funds, legal and regulatory matters, including environmental regulations, inherent limitations in insurance coverage, potential impairments of long-lived intangible assets, technological developments in our industry, and the impact of severe weather, particularly in the U.S. Gulf Coast. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as as through our website.

NEWPARK

Company Overview

First Half 2013 Revenue - $559 million



8%
6%
86%
Fluids Systems and Engineering
Mats and Integrated Services
Environmental Services

First Half 2013 Segment Operating Income - $68 million*



13%
28%
59%

*Excludes expenses of corporate office

- **Specialized provider of:**
  - Fluids Systems and Engineering
  - Mats and Integrated Services
  - Environmental Services**
- **Customers:**
  - Oil and Gas Industry
- **Key geographic markets:**
  - North America
  - EMEA
  - Latin America
  - Asia Pacific

**Sale process for Environmental Services initiated in May 2013

NEWPARK

Strategic Drivers – Technology

- **Driving to be the recognized technology leader in each of our business units**

- **Drilling Fluids**
  - New worldwide technology center opened in June 2013
  - Evolution® (patent pending) our family of high-performance water based systems introduced in 2010

- **Mats & Integrated Services**
  - Durabase® composite mat system provides superior well-site surface and environmental protection
  - Linerless Spill Containment System (patent pending) being introduced in 2013





NEWPARK

Strategic Drivers – Technology (cont.)

- Evolution system continues to demonstrate superior drilling performance
  - Higher lubricity
  - Environmentally friendly
  - Reduced circulating temperatures

- Published SPE paper co-authored with Occidental

- System roll-out expanding into international markets
  - Two successful wells in EMEA region
  - Trials scheduled in Asia Pacific region in second half of 2013


MERITORIOUS
AWARD
ENGINEERING
INNOVATION


WORLD OIL AWARDS
Winner


Evolution Revenues
First Half
Full Year
Revenues ($millions)
$120
$100
$80
$60
$40
$20
$0
$27
$67
$110
$50
$54
2010
2011
2012
2013

NEWPARK

Strategic Drivers – International Expansion

- **International expansion is a key element of our strategy**
  - Market diversification provides greater earnings stability to offset periodic volatility in North America drilling activity
  - International operators follow longer investment horizons
  - Recent contract awards in Black Sea and Kuwait



$300
$250
$200
$150
$100
$50
$0
Revenues ($ millions)
First Half
Full Year
26% CAGR
$62
$88
$140
$143
$175
$216
$251
$112
$144
2006
2007
2008
2009
2010
2011
2012
2013

NEWPARK

Global Presence - 2006

2006 Consolidated Revenues - $642 million



Canada
EMEA
U.S.
8%
9%
83%

Global Presence - Current


2012 Consolidated Revenues -
$1.038 billion
Canada
EMEA
Latin America
APAC
U.S.
5%
11%
8%
4%
72%

NEWPARK

Strategic Drivers - Customer Support



ENERGYPOINT RESEARCH INC
Rated 1st in Drilling Fluids Services OILFIELD SERVICES Customer Satisfaction 2012
Rated 1st in Drilling-related Services OILFIELD SERVICES Customer Satisfaction 2012
Rated 1st in Fluids, Chemicals & Proppants OILFIELD PRODUCTS Customer Satisfaction 2012
Rated 1st for Horizontal & Directional OILFIELD PRODUCTS Customer Satisfaction 2012
Rated 1st for HPHT Applications OILFIELD PRODUCTS Customer Satisfaction 2012
Rated 1st in HSE OILFIELD SERVICES Customer Satisfaction 2012
Rated 1st by Independents OILFIELD SERVICES Customer Satisfaction 2012
Rated 1st in Interior Texas & Mid-Continent OILFIELD SERVICES Customer Satisfaction 2012
Rated 1st in Job Quality OILFIELD SERVICES Customer Satisfaction 2012
Rated 1st for Onshore Applications OILFIELD PRODUCTS Customer Satisfaction 2012
Rated 1st in Onshore Applications OILFIELD SERVICES Customer Satisfaction 2012
Rated 1st in Onshore Gulf Coast OILFIELD SERVICES Customer Satisfaction 2012
Rated 1st in Shale-oriented Applications OILFIELD PRODUCTS Customer Satisfaction 2012
Rated 1st in Total Satisfaction OILFIELD SERVICES Customer Satisfaction 2012
Rated 1st in U.S. & Canada OILFIELD SERVICES Customer Satisfaction 2012

- **Focused on backing our leading technology with superior customer support**
  - Over 600 fluids technicians customize and deliver our technology worldwide
  - Advanced training programs for fluid technicians continue to enhance product and service knowledge
- **Newpark recognized with 15 category wins in 2012 by EnergyPoint Research, an independent customer service survey company**

Drilling Fluids Segment – Market Share

2011 Worldwide Drilling and Completions Fluids Market

$10 billion market


Newpark Resources 8.1%
Baker Hughes 11.1%
Halliburton Corp. 23.7%
Schlumberger 35.7%
Others 21.5%

Worldwide Fluids Market Share 1999 - 2011


10%
8%
6%
4%
2%
0%
3.5%
4.3%
5.8%
5.6%
5.9%
6.0%
7.2%
7.1%
6.6%
7.6%
5.4%
7.0%
8.1%
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Source: Spears & Associates - Oilfield Market Report, September 2012

- **Through consistent execution of strategy, achieving long-term market share growth**
- **4th largest drilling fluids provider worldwide**
  - 3rd largest in North America (based on company data)
- **Market share gains with primarily NOC's, IOC's and large independents**
- **Expanding deepwater presence**

NEWPARK

Fluid Systems & Engineering – North America


North American Revenues
Revenues ($ millions)
$700
$600
$500
$400
$300
$200
$100
$0
First Half
Full Year
$268
$425
$585
$615
$311
$339
2009
2010
2011
2012
2013


Market Share % by Basin (2nd Qtr 2013)¹
Market Share % (rigs)
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
13%
23%
18%
21%
40%
13%
31%
17%
Bakken
Barnett
Eagleford
Fayetteville
Haynesville
Marcellus
Niobrara
Permian

- Serves most all North American basins, with majority of revenue coming from oil or liquids-related drilling
- Approximately 14% share of total U.S. market in the second quarter 2013
- December 2012 acquisition of Alliance Drilling Fluids expanded presence in Permian and Eagle Ford

(1) Source: Company estimates

Fluid Systems & Engineering – EMEA

- **Core Markets**
  - Algeria, Italy, Romania,Tunisia, Libya
- **Near-Term Growth Markets**
  - Kuwait, Kurdistan, Georgia, Ukraine, Hungary
- **Recent contract awards in Black Sea and Kuwait**


EMEA Revenues
$140
$120
$100
$80
$60
$40
$20
$0
$116
$111
$113
$117
$55
$74
First Half
Full Year
2009
2010
2011
2012
2013


sonatrach
Eni
PETROM
Member of OMV Group
TOTAL
OMV
HESS
REPSOL
ENEOS
NIPPON OIL
Your Choice of Energy
MOL
Kuwait Oil Company

NEWPARK

Fluids Systems & Engineering – Latin America

- 2007 entry in Brazil helped establish Newpark in Deepwater market
- Expanding work with Petrobras and IOC's
- Focus on proprietary products such as DeepDrill®, water-based technology
- Looking to expand beyond Brazil



Latin America Revenues
First Half
Full Year
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$25
$61
$76
$87
$37
$47
2009
2010
2011
2012
2013



Anadarko
Petroleum Corporation
MAERSK
BR
PETROBRAS
Statoil
ALVORADA PETRÓLEO
TOTAL
ExxonMobil
STARFISH
OIL & GAS
NEWPARK

Fluids Systems & Engineering – Asia Pacific

- 2011 acquisition provided entry in the APAC region
  - Australia
  - New Zealand
  - India
- Two year offshore contract began in mid-2012



Santos
We have the energy.

origin energy

contact



Asia Pacific Revenues
Revenues ($ millions)
$50
$40
$30
$20
$10
$0
First Half
Full Year
$25
$42
$18
$21
2011*
2012
2013

*Business acquired in April 2011

NEWPARK

Mats & Integrated Services

- **New environmental applications drove growth in recent years**
  - Use of composite mats to minimize adverse impacts of land drilling
- **Revenues include sale of DuraBase® composite mats and rentals**
  - Mat sales targeted to international E&P customers and domestic customers outside of the oil and gas industry
  - Rental business focused on three U.S. regions: Northeast, Gulf Coast and Rockies
- **Linerless spill containment system expected to drive near-term rental market growth**
  - 2013 mat production being predominantly dedicated to rental fleet expansion, reducing mats available to sell



Total Segment Revenues
First Half
Full Year
Revenues ($ millions)
$140
$120
$100
$80
$60
$40
$20
$0
$37
$69
$110
$122
$61
$46
2009
2010
2011
2012
2013



Revenues by Type
Mat Sales
Rental and Services
Revenues ($ millions)
$140
$120
$100
$80
$60
$40
$20
$0
$12
$25
$23
$46
$42
$68
$63
$59
$13
$33
2009
2010
2011
2012
First Half 2013

ExxonMobil TALISMAN ENERGY Xcel Energy

NEWPARK

Environmental Services

- **Processes and disposes of E&P waste**
  - Non-hazardous oilfield waste
- **Leading market position in U.S. Gulf Coast**
  - Uses low pressure injection technology
  - Waste disposed into unique geological structures underground
- **Sale process for Environmental Services business initiated in May 2013**



Environmental Services Revenues
First Half
Full Year
Revenues ($ millions)
$60
$50
$40
$30
$20
$10
$0
$43
$49
$49
$54
$27
$32
2009
2010
2011
2012
2013



NEWPARK

Financial Summary – Q2 2011 to Q2 2013



Revenue and EBITDA*
Revenue (left)
EBITDA (right)
Revenue ($ millions)
$300
$275
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
Q1 13
Q2 13

*Reflect reported operating income plus depreciation and amortization expense



Debt to Capitalization
Total Debt (left)
Debt to Capital (right)
$300
$250
$200
$150
$100
$50
$0
40.0%
35.0%
30.0%
25.0%
20.0%
Jun-11
Sep-11
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13

- Maintaining revenue and operating income despite recent declines in US rig counts
- Actions continue to improve U.S. cost structure
- Executed $50 million share re-purchase program in 2012; Additional $50 million program approved in 2013
- Debt increase in Q4 2012 largely driven by Alliance acquisition

NEWPARK

Outlook


U.S. Drilling Rigs by Type*
Horizontal
Vertical
Directional
70%
60%
50%
40%
30%
20%
10%
0%
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13


Oil vs Gas Rig Mix*
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Oil
Gas
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12
Jan-13
Apr-13
Jul-13

* Source: Baker Hughes

- **North America shift towards oil rich plays has stabilized**
- **Increase in unconventional drilling is a favorable trend**
  - Evolution
  - Spill Containment
- **Some near-term caution remains in the U.S., but international drilling outlook remains strong**
- **Deepwater trend improving in Gulf of Mexico**

NEWPARK

APPENDIX

Consolidated Statements of Operations

(Unaudited)	Three Months Ended			Six Months Ended	
(In thousands, except per share data)	June 30, 2013	March 31, 2013	June 30, 2012	June 30, 2013	June 30, 2012
Revenues	$ 276,622	$ 282,518	$ 245,756	$ 559,140	$ 508,092
Cost of revenues	225,244	230,406	201,534	455,650	416,436
Selling, general and administrative expenses	24,662	24,182	19,944	48,844	41,257
Other operating income, net	(201)	(439)	(477)	(640)	(491)
Operating income	26,917	28,369	24,755	55,286	50,890
Foreign currency exchange loss (gain)	475	(368)	461	107	231
Interest expense, net	2,802	2,520	2,553	5,322	4,921
Income from operations before income taxes	23,640	26,217	21,741	49,857	45,738
Provision for income taxes	7,976	8,842	7,278	16,818	15,641
Net income	$ 15,664	$ 17,375	$ 14,463	$ 33,039	$ 30,097
Income per common share - basic:	$ 0.19	$ 0.21	$ 0.16	$ 0.39	$ 0.34
Income per common share - diluted:	$ 0.17	$ 0.18	$ 0.15	$ 0.35	$ 0.31

NEWPARK

Operating Segment Results

(Unaudited)	Three Months Ended		
(In thousands)	June 30, 2013	March 31, 2013	June 30, 2012
Revenues			
Fluids systems and engineering	$ 233,964	$ 247,339	$ 202,388
Mats and integrated services	25,412	20,584	30,071
Environmental services	17,246	14,595	13,297
Total revenues	$ 276,622	$ 282,518	$ 245,756
Operating income (loss)			
Fluids systems and engineering	$ 17,684	$ 22,622	$ 13,480
Mats and integrated services	10,341	8,480	13,075
Environmental services	5,321	3,508	3,514
Corporate office	(6,429)	(6,241)	(5,314)
Total operating income	$ 26,917	$ 28,369	$ 24,755
Segment operating margin			
Fluids systems and engineering	7.6%	9.1%	6.7%
Mats and integrated services	40.7%	41.2%	43.5%
Environmental services	30.9%	24.0%	26.4%

NEWPARK

Consolidated Balance Sheets

(Unaudited) (In thousands, except share data)	June 30, 2013	December 31, 2012
ASSETS		
Cash and cash equivalents	$ 58,045	$ 46,846
Receivables, net	335,176	323,439
Inventories	202,053	209,734
Deferred tax asset	10,354	11,596
Prepaid expenses and other current assets	12,800	12,441
Total current assets	618,428	604,056
Property, plant and equipment, net	273,323	253,990
Goodwill	88,320	87,388
Other intangible assets, net	33,745	41,018
Other assets	7,325	8,089
Total assets	$ 1,021,141	$ 994,541
LIABILITIES AND STOCKHOLDERS' EQUITY		
Short-term debt	$ 9,335	$ 2,599
Accounts payable	110,553	114,377
Accrued liabilities	38,167	42,620
Total current liabilities	158,055	159,596
Long-term debt, less current portion	250,798	256,832
Deferred tax liability	44,582	46,348
Other noncurrent liabilities	20,773	18,187
Total liabilities	474,208	480,963
Commitments and contingencies		
Common stock, $0.01 par value, 200,000,000 shares authorized and 97,585,862 and 95,733,677 shares issued, respectively	976	957
Paid-in capital	497,310	484,962
Accumulated other comprehensive loss	(11,053)	(734)
Retained earnings	128,054	95,015
Treasury stock, at cost; 10,249,304 and 10,115,951 shares, respectively	(68,354)	(66,622)
Total stockholders' equity	546,933	513,578
Total liabilities and stockholders' equity	$ 1,021,141	$ 994,541

NEWPARK

Consolidated Statements of Cash Flow

(Unaudited)	Six Months Ended June 30,	
(In thousands)	2013	2012
Cash flows from operating activities:		
Net income	$ 33,039	$ 30,097
Adjustments to reconcile net income to net cash provided by operations:		
Depreciation and amortization	21,836	15,808
Stock-based compensation expense	4,289	3,003
Provision for deferred income taxes	(278)	178
Net provision for doubtful accounts	220	1,073
(Gain) loss on sale of assets	(323)	104
Change in assets and liabilities:		
Increase in receivables	(18,442)	(10,793)
Decrease (increase) in inventories	4,055	(870)
Increase in other assets	(199)	(2,826)
Decrease in accounts payable	(1,237)	(8,705)
Increase (decrease) in accrued liabilities and other	935	(11,247)
Net cash provided by operating activities	43,895	15,822
Cash flows from investing activities:		
Capital expenditures	(37,417)	(26,315)
Proceeds from sale of property, plant and equipment	590	371
Net cash used in investing activities	(36,827)	(25,944)
Cash flows from financing activities:		
Borrowings on lines of credit	159,612	173,846
Payments on lines of credit	(158,679)	(126,233)
Proceeds from employee stock plans	6,928	468
Post-closing payment for business acquisition	-	(11,892)
Purchase of treasury stock	(2,010)	(24,825)
Other financing activities	(39)	(53)
Net cash provided by financing activities	5,812	11,311
Effect of exchange rate changes on cash	(1,681)	2,396
Net increase in cash and cash equivalents	11,199	3,585
Cash and cash equivalents at beginning of year	46,846	25,247
Cash and cash equivalents at end of period	$ 58,045	$ 28,832

NEWPARK

Experienced Leadership

• **Paul Howes**	President & CEO
• **Gregg Piontek**	VP & CFO
• **Mark Airola**	SVP, GC & Admin Officer
• **Lee Ann Kendrick**	VP, Human Resources
• **Bruce Smith**	President *Fluids Systems and Engineering*
• **Jeff Juergens**	President *Mats & Integrated Services & Environmental Services*

NEWPARK

Management Biographies

Paul L. Howes, President & CEO: Paul joined Newpark's Board of Directors and was appointed its Chief Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark's President. Mr. Howes' career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America.

Gregg S. Piontek, VP & CFO: Joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007, where he served as the lead executive financial officer for the asset acquisition from Stewart & Stevenson Services, Inc. and $150 million public debt offering. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University.

Mark J. Airola, Sr. VP, GC & Admin Officer: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola was named Senior Vice President in February of 2011. Prior to joining Newpark, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company's commercial litigation.

NEWPARK

Management Biographies

Lee Ann Kendrick, Vice President, Human Resources: Lee Ann joined Newpark in January 2012 as Vice President of Human Resources. Prior to joining Newpark, Ms. Kendrick was responsible for human resources for The Americas with Lloyd's Register, a risk management and safety assurance organization in energy, utilities, general engineering and manufacturing industries. Prior to that, Ms. Kendrick spent seven years at CGGVeritas, a leading oil and gas services company that provides seismic solutions to exploration and production companies. At CGGVeritas, Ms. Kendrick held numerous roles including Director of HR Services, Latin America HR Manager and Corporate Benefits Manager. From 1992 to 2001, Ms. Kendrick worked in the financial services industry where she started her career with MetLife Financial Services, a leading provider of financial services and insurance to individual and institutional clients.

Bruce C. Smith, Executive VP and President Fluids Systems and Engineering: Bruce joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit.

Jeffery L. Juergens, President Mats and Integrated Services & Environmental Services: Jeff joined Newpark in October 2010 as President of Newpark Mats and Integrated Services and Newpark Environmental Services. Prior to joining Newpark, Mr. Juergens was the Chief Executive Officer of B&B Oilfield Services, an oilfield equipment manufacturing company which was acquired by Halliburton. Mr. Juergens has also held the position of Vice President, International Operations/Regional Manager with SPS International, a global company specializing in wellbore cleanup equipment and services, subsequently acquired by M-I Swaco.

NEWPARK